SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 9, 2000
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                       Continental Investment Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

               0-3743                                    58-0705228
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     (Commission File Number)               (IRS Employer Identification Number)


          10254 Miller Road, Dallas, TX                        75238
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (214) 691-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

FORWARD-LOOKING STATEMENTS

         This Report contains forward-looking statements that involve risks and uncertainties that could cause results of operations or financial condition of Continental Investment Corporation to differ materially from those expressed or implied by the forward-looking statements. These risks include uncertainties attendant to bankruptcy proceedings, possible inaccuracy of prior published financial information about the Registrant and its subsidiaries, the uncertainties of litigation, a lack of certainty as to the amounts that can be realized on sales of certain of the company's assets, and the long-term effects of the bankruptcy reorganization on the operations of the Registrant and its subsidiaries.

Item 2. Acquisition or Disposition of Assets.

         On August 9, 2000, Continental Investment Corporation, a Georgia corporation (the "Registrant"), closed the sale of approximately 219.3 acres located on Daniel and Tell Roads in Atlanta, Fulton County, Georgia (the "Property") to Kenview Corporation, a Georgia corporation ("Kenview"), with offices in Marietta, Georgia. The total sales price for the Property was $2,947,554. Of this amount, $53,121 was applied to closing costs and other expenses, with an additional $305,000 escrowed pending the Registrant's removal of certain debris from the Property. The remaining $2,589,433 was paid to the Registrant at the closing.

         There were no material improvements on the Property. It did, however, include two pits that were operated by a third party as a granite quarry until September 1993. For two years prior to the sale, the Registrant leased a six-acre tract on the Property for a nominal amount.

         The Registrant retains approximately 12 acres consisting of several non-contiguous tracts near the Property. In prior filings, the Registrant had collectively referred to the Property and these other tracts as the "Ben Hill Site."

         Under the agreement with Kenview, the Registrant has until January 6, 2001 to complete the removal of certain construction and other debris from the Property. The Registrant is presently removing this debris, and it believes that the removal expenses will be significantly less than the $305,000 deposited into the escrow account. Any portion of the escrowed amount received by the Registrant will be realized as additional proceeds of the sale after deducting the amount of the removal expenses. If the Registrant should fail to complete the debris removal by January 6, 2001, a portion of the $305,000 escrowed equal to Kenview's costs of removing any remaining debris will be paid to Kenview, and the remainder of the escrowed funds will be paid to the Registrant.

         Kenview is not related to the Registrant, and the terms of the sale of the Property were reached through arm's length negotiations.

         As previously reported, the Registrant has been subject to a reorganization proceeding under Chapter 11 of the U.S. Bankruptcy Code. On July 21, 2000, the U.S. Bankruptcy Court for the Northern District of Texas (Dallas Division) entered an order granting the Registrant's motion to approve the sale of the Property to Kenview Corporation on the terms described above.

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Pro Forma Financial Information. The Registrant is a "small business issuer" as defined in Rule 12b-2. Under General Instruction C.3. to Form 8-K, the Registrant is not required to furnish any pro forma financial information.

         (c) Exhibits.  The following exhibits are attached to this report.

10.1 Commercial Sales Agreement, dated June 9, 2000, between Kenview Corporation and Continental Investment Corporation.

10.2     Amendment  to  Agreement,   dated  July  18,  2000,   between   Kenview
         Corporation and Continental Investment Corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                            CONTINENTAL INVESTMENT CORPORATION


Date: August 23, 2000                       BY:  /s/  J.B. Morris
                                                 -------------------------------
                                                       J.B. Morris, President

                                    EXHIBITS

10.1 Commercial Sales Agreement, dated June 9, 2000, between Kenview Corporation and Continental Investment Corporation.

10.2     Amendment  to  Agreement,   dated  July  18,  2000,   between   Kenview
         Corporation and Continental Investment Corporation.